DWS RREEF Real Assets Fund
Summary Prospectus | August 1, 2022

Class/Ticker	A	AAAAX	T	AAAWX	C	AAAPX	R	AAAQX	R6	AAAVX	INST	AAAZX	S	AAASX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated August 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks total return in excess of inflation through capital growth and current income.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 20), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 53) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	R6	INST	S
Management fee[2]	0.78	0.78	0.78	0.78	0.78	0.78	0.78
Distribution/service (12b-1) fees	0.25	0.25	1.00	0.50	None	None	None
Other expenses	0.26	0.20	0.24	0.39	0.13	0.22	0.34
Total annual fund operating expenses	1.29	1.23	2.02	1.67	0.91	1.00	1.12
Fee waiver/expense reimbursement	0.07	0.01	0.05	0.20	0.01	0.10	0.05
Total annual fund operating expenses after fee waiver/ expense reimbursement	1.22	1.22	1.97	1.47	0.90	0.90	1.07
1 Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2021.
The Advisor has contractually agreed through July 31, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.90%, 0.90% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses

(including one year of capped expenses in each period)
remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	R6	INST	S
1	$692	$371	$300	$150	$92	$92	$109
3	954	630	629	507	289	308	351
5	1,236	908	1,083	889	503	543	612
10	2,036	1,701	2,156	1,959	1,119	1,216	1,359
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	R6	INST	S
1	$692	$371	$200	$150	$92	$92	$109
3	954	630	629	507	289	308	351
5	1,236	908	1,083	889	503	543	612
10	2,036	1,701	2,156	1,959	1,119	1,216	1,359
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Main investments. The fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to “real assets.” Currently, the Advisor intends to seek exposure to the following real assets sectors (either directly or through investment in companies that own or derive a significant portion of their value from such real assets or the production thereof): listed real estate (REITs and real estate operating companies), commodities (commodity futures), natural resource-related equities (energy, metals and mining, paper and forestry, agriculture), listed infrastructure (regulated utilities, transport, communications, pipelines, seaports, airports and toll roads), gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPS) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets sectors may be added or exposures to existing real assets sectors may be deleted.
The fund generally invests between 15% and 75% of fund assets in securities of foreign issuers, including up to 10% of fund assets in issuers located in countries with new or emerging markets.
The fund may invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds (ETFs) and may also invest in certain other securities, including fixed income securities, and derivative instruments, including gold futures contracts and other commodity-linked futures. With respect to investments in fixed income securities, the fund may hold securities of any quality, maturity or duration.
The fund may gain exposure to the commodity markets by investing up to 25% of the fund’s total assets in a wholly owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which shares the same portfolio management team as the fund and invests mainly in commodity-linked futures contracts and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.
Management process. The investment process starts with top-down allocations to each of the underlying real assets sectors, that comprise listed real estate, commodities, natural resource-related equities, listed infrastructure, gold and other precious metals, master limited partnerships (MLPs), Treasury Protected Inflation Securities (TIPs) and other fixed fixed income securities, and then continues with allocations to the subsectors within each main sector. Portfolio management continuously monitors the current economic environment and reviews the sector and subsector allocations accordingly. Sector allocations are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase portfolio efficiency through tactical allocations. Within each of the sectors, portfolio management uses bottom-up analysis to value each individual security and judges the relative attractiveness of each to select what it believes to be the best investments to fill the sector allocations defined by the top-down allocation process. In addition to valuing the cash flow stream of the underlying assets, portfolio management’s bottom-up analysis also considers a company’s balance sheet, the quality and geography of the assets, the company’s management team, market thematics, liquidity, and a number of environmental, social and governance (ESG) considerations, each of which can impact an investment’s potential risk and return expectations. The portfolio is monitored on an ongoing basis for risk management purposes.
Derivatives. In addition to the commodity-linked futures contracts, the fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions that it has caused. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Real estate securities risk. Real estate companies, including REITs, can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans and losses from casualty or condemnation. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. In addition, many real estate companies, including REITs, utilize leverage which increases investment risk. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). Further, REITs are dependent upon management skills, may not be diversified and may have relatively small market capitalizations, which can increase volatility. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through a fund, a shareholder will bear expenses of the REITs in addition to expenses of the fund and will not be entitled to the federal income tax deduction for qualified REIT dividends available to noncorporate investors that own REITs directly unless certain holding period and other requirements are satisfied.
Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, commodities markets disruptions (e.g., significant decreases over short time periods in the price of oil), technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. Infrastructure-related companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which may cause decreased demand for infrastructure projects and increased delays or cancellations of infrastructure projects. The pandemic may affect certain types of infrastructure assets more than others (e.g., airports, toll roads, ports and midstream oil infrastructure companies). A company is considered to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets.
Natural resources securities risk. Securities of natural resources companies may be affected by a variety of factors, including global political and economic developments, natural disasters in major natural resource areas, fluctuations in commodity prices, government regulations and fluctuating demand caused by, among other causes, rising interest rates, general economic conditions and energy conservation efforts.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s investments, prevent the fund from realizing the full value of its investments or prevent the fund from selling securities it holds. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement). As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to trade in financial services which is not comprehensively addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions. For example, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Gold-related investments risk. Prices of gold or other precious metals and materials-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.
Master limited partnership risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments could have poor returns.
MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.
MLPs often operate in the energy infrastructure sector and are subject to specific risks that could cause the value of the MLP to decline, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of oil, natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.
Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. Although interest rates in the US remain at low levels, they have been rising and are expected to continue to increase in the near future. If interest rates rise due to reasons other than inflation, the fund’s investment in inflation-indexed bonds may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Although interest rates in the US remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently,

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the fund’s investments to decline.
Low inflation/deflation risk. During periods of low inflation or deflation, investments in securities that typically offer some protection from inflation (including investments in natural resources, infrastructure related companies, certain commodities and real estate related companies, among others) could decline in value, causing the fund to underperform.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tax risk. Income and gains from commodities and certain commodity-linked derivatives generally do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. The Internal Revenue Service has issued a private ruling to the fund that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. In addition, the Internal Revenue Service issued regulations under which the fund expects its income attributable to its investment in the Subsidiary to be treated as qualifying income. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If the fund's nonqualifying income exceeds 10% of the fund's gross income, the fund may fail to qualify as a regulated investment company and be subject to a tax at the fund level. Investing in commodities and commodity-linked derivatives indirectly through the Subsidiary may cause the fund to recognize more ordinary income than would be the case if the fund invested directly in the investments held by the Subsidiary.
Subsidiary risk. The fund may invest in the Subsidiary, which is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore is not subject to all of the investor protections of the Investment Company Act of 1940. A change in the US or the Cayman Islands laws or regulations, under which the fund and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the fund invests in the Subsidiary, such as a change in tax law, could adversely affect the fund. By investing in the Subsidiary, the fund is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
On April 26, 2016, the fund’s investment strategy was changed and the fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the fund’s current investment strategy and structure had been in effect during the period prior to April 26, 2016.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	12.79%	March 31, 2019
Worst Quarter	-17.80%	March 31, 2020
Year-to-Date	-7.18%	June 30, 2022
Average Annual Total Returns
(For periods ended 12/31/2021 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

	Class Inception	1 Year	5 Years	10 Years
Class A before tax	7/30/2007	16.36	9.72	5.42
After tax on distribu- tions		15.39	9.10	4.77
After tax on distribu- tions and sale of fund shares		9.82	7.46	4.03
Class T before tax	6/5/2017	20.28	10.47	5.82
Class C before tax	7/30/2007	22.46	10.18	5.25
Class R before tax	6/1/2011	23.11	10.73	5.81
INST Class before tax	7/30/2007	23.84	11.34	6.38
Class S before tax	7/30/2007	23.64	11.19	6.21
MSCI World Index (reflects no deduction for fees or expenses)		21.82	15.03	12.70
Bloomberg US Treasury Inflation Notes Index (reflects no deduction for fees, expenses or taxes)		5.96	5.34	3.09
Blended Index		22.31	7.76	5.93

	Class Inception	1 Year	5 Years	Since Inception
Class R6 before tax	11/28/2014	23.94	11.36	6.88
MSCI World Index (reflects no deduction for fees or expenses)		21.82	15.03	11.07
Bloomberg US Treasury Inflation Notes Index (reflects no deduction for fees, expenses or taxes)		5.96	5.34	4.02
Blended Index		22.31	7.76	4.90
Blended Index Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg US Treasury Inflation Notes Index.
The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall investment strategy.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
RREEF America L.L.C.
Portfolio Manager(s)
John W. Vojticek, Global Head of Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2015.
Francis X. Greywitt III, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2016.
Evan Rudy, CFA, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R	None	N/A	N/A	N/A
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares and Class R6 shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Class R, Class R6 and Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R shares are generally available only to certain retirement plans, which may have their own policies or instructions for

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022

buying and selling fund shares. Class R6 shares are generally available only to certain qualifying plans and programs, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.

DWS RREEF Real Assets Fund
Summary Prospectus August 1, 2022 DRAF-SUM